UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2020

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 28, 2020, three proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement.  The final results for the votes regarding the proposals are set forth below.

Proposal #1:  Election of directors.

Trustmark’s shareholders elected the thirteen directors named below to serve until the 2021 annual shareholders’ meeting or until their successors have been elected and qualified.  The votes cast for each of the thirteen directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Against	Abstain	Broker Non-Votes
Adolphus B. Baker	46,581,580	1,322,507	52,779	8,541,858
William A. Brown	47,846,866	54,871	55,129	8,541,858
Augustus L. Collins	47,850,028	53,127	53,711	8,541,858
Tracy T. Conerly	47,615,539	282,525	58,802	8,541,858
Toni D. Cooley	47,616,038	286,497	54,331	8,541,858
Duane A. Dewey	46,744,718	1,164,935	47,213	8,541,858
Marcelo Eduardo	47,841,162	55,133	60,571	8,541,858
J. Clay Hayes, Jr., M.D.	47,845,943	58,140	52,783	8,541,858
Gerard R. Host	46,629,405	1,284,099	43,362	8,541,858
Harris V. Morrissette	47,855,519	46,496	54,851	8,541,858
Richard H. Puckett	46,561,248	1,354,924	40,694	8,541,858
Harry M. Walker	47,311,905	604,270	40,691	8,541,858
William G. Yates III	47,200,836	709,597	46,433	8,541,858

Proposal #2:   Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement.  The votes regarding Proposal #2 were as follows:

For	Against	Abstain	Broker Non-Votes
47,248,388	517,745	190,733	8,541,858

Proposal #3:   Ratification of the selection of Crowe LLP.

Trustmark’s shareholders ratified the selection of Crowe LLP as Trustmark’s independent auditors for the fiscal year ending December 31, 2020.  The votes regarding Proposal #3 were as follows:

For	Against	Abstain	Broker Non-Votes
56,331,699	60,262	106,763	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	April 30, 2020